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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant
Filed by a Party other than the Registrant


Check the appropriate box:          CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    Preliminary Proxy Statement     (AS PERMITTED BY RULE 14a-6(e)(2))
X   Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              BUSINESS OBJECTS S.A.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                            [BUSINESS OBJECTS LOGO]

                                SOCIETE ANONYME
                     WITH A SHARE CAPITAL OF E 4,029,420.10
                 REGISTERED OFFICE : 157-159 RUE ANATOLE FRANCE
                             92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994
                            ------------------------

NOTICE TO HOLDERS OF AMERICAN DEPOSITARY SHARES OF AN ORDINARY AND EXTRAORDINARY
                        GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 6, 2001

     NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting of the shareholders of Business Objects S.A., a French corporation (the "Company"), will be held on February 6, 2001 at 2.00 p.m. at CNIT La Defense, Salle Andrews, 2 Place de la Defense, 92053 "Paris La Defense France, in order to vote on the following items:

          Within the authority of the Ordinary General Meeting, the following items will be voted on:

          1. To ratify the nomination of Mr. John Olsen as Director of the Company.

          2. To ratify the transfer of the registered office of the Company.

          Within the authority of the Extraordinary General Meeting, the following items will be voted on:

          3. To approve the 2001 Stock Option Plan in the form of an "evergreen plan" and to authorize shares reserved for issuance thereunder.

          4. To issue 15,000 share warrants to Mr. John Olsen.

          5. To amend the authorization previously granted to your Board of Directors to issue new securities with preferential subscription rights.

          6. To authorize your Board of Directors to increase the share capital through capitalization of reserves and premiums in order to effect a three-for-two stock split.

          7. To authorize your Board of Directors to proportionately adjust the number of shares authorized for issuance under the 1999 Stock Option Plan in the event of changes in capitalization.

     The foregoing items are more fully described in the Proxy Statement accompanying this notice.

                                          By Order of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. IF THE QUORUM FOR THE ORDINARY AND/OR THE EXTRAORDINARY MEETING IS NOT MET ON FEBRUARY 6, 2001, YOU WILL BE INVITED TO VOTE AT A MEETING ON FEBRUARY 14, 2001 ON THE SAME AGENDA AS DESCRIBED IN THIS NOTICE.
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                            [BUSINESS OBJECTS LOGO]
                            ------------------------

                                PROXY STATEMENT
                         FOR ORDINARY AND EXTRAORDINARY
                        GENERAL MEETING OF SHAREHOLDERS

                            ------------------------

                               PROCEDURAL MATTERS

GENERAL; RECORD DATE

     This Proxy Statement is being furnished in connection with the solicitation of Voting Instruction Cards by the Board of Directors of Business Objects S.A. ("the Company") for use at the Ordinary and Extraordinary General Meeting of Shareholders (the "Special Meeting") to be held on February 6, 2001 at 2:00 p.m., France time, and at any adjournment thereof, for the purposes set forth herein. The Special Meeting will comprise both an Ordinary and an Extraordinary General Meeting of the Company's shareholders.

     The Special Meeting will be held at CNIT La Defense, Salle Andrews, 2 Place de la Defense, 92053 "Paris La Defense, France. The Company's principal executive offices are located at 157-159 rue Anatole France 92300
Levallois-Perret, France, and the telephone number at that location is (331) 41 25 21 21.


     These solicitation materials were mailed on or about December 21, 2000, to all holders of American Depositary Shares as of December 11, 2000 (the "Record Date"). The number of shares entitled to vote at the Special Meeting as of the Record Date is 40,002,257.


INFORMATION CONCERNING VOTING

     Pursuant to a program sponsored by us, our ordinary shares (the "Ordinary Shares") are traded in the United States in the form of American Depositary Shares, each American Depositary Share corresponding to one Ordinary Share deposited with The Bank of New York (the "Depositary"). Our Ordinary Shares are also traded in France on the Premier Marche of Euronext Paris S.A.

     You may vote by using the enclosed Voting Instruction Card. If you wish to vote directly the Ordinary Shares underlying your American Depositary Shares and attend the Special Meeting, you must contact the Depositary in order to become an owner of the Ordinary Shares corresponding to your American Depositary Shares prior to January 15, 2001.

QUORUM REQUIRED UNDER FRENCH LAW

     The required quorum for ordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.

     The required quorum for extraordinary resolutions is one-third of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights on second call.

     Ordinary Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Special Meeting for purposes of establishing a quorum.

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MAJORITY VOTE REQUIRED UNDER FRENCH LAW

     Passage of ordinary resolutions requires the affirmative vote of a majority of the Ordinary Shares present or represented at the Special Meeting.

     Passage of extraordinary resolutions requires the affirmative vote of two-thirds of the Ordinary Shares present or represented at the Special Meeting.

VOTING BY HOLDERS OF AMERICAN DEPOSITARY SHARES

     You are entitled to notice of the Special Meeting, and may vote the Ordinary Shares underlying your American Depositary Shares at the Special Meeting in one of two ways: (A) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than January 30, 2001 (the "Receipt Date"), you will cause the Depositary to vote the Ordinary Shares underlying the American Depositary Shares in the manner prescribed in the Voting Instruction Card as more fully described below; or (B) you may elect to exchange your American Depositary Shares for Ordinary Shares and may attend the Special Meeting and vote the Ordinary Shares in person.

     The significant differences between these two alternatives are as follows:
(i) a holder of American Depositary Shares will not be entitled to attend the Special Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of American Depositary Shares may not have the opportunity to consider or vote on any matters which may be presented at the Special Meeting other than those described in this Proxy Statement or any further solicitation made by Business Objects S.A.; (iii) a holder of American Depositary Shares is not entitled to present proposals at the Special Meeting for consideration at such meeting; and (iv) a holder of Ordinary Shares must actually be the holder of the Ordinary Shares on February 5, 2001 (and hold such Ordinary Shares through the date of the Special Meeting), and, therefore, holding American Depositary Shares (or Ordinary Shares) on the Record Date will not be sufficient to entitle one to attend or vote at the Special Meeting.

     Voting Through Depositary. Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the articles of association ("Statuts") of Business Objects S.A., vote or cause to be voted the Ordinary Shares underlying American Depositary Shares in accordance with any non-discretionary instructions set forth in such Voting Instruction Card.

     If (i) Voting Instruction Cards are signed but are missing voting instructions, (ii) Voting Instructions Cards are improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a holder of American Depositary Shares on or before the Receipt Date, the Depositary will deem such holder of American Depositary Shares to have instructed the Depositary to give a proxy to the President of the Special Meeting to vote in favor of each proposal recommended by our Board of Directors and against each proposal opposed by our Board of Directors.

     Voting Ordinary Shares. Under French law and our Statuts, only shareholders holding Ordinary Shares may vote the Ordinary Shares and attend a shareholders' meeting, subject to the following: (i) holders of registered Ordinary Shares must have the Ordinary Shares registered in their name at least one Paris business day prior to the date of a shareholders' meeting; (ii) holders of bearer Ordinary Shares must, at least one Paris business day prior to the date of a shareholders' meeting, evidence that the bearer Ordinary Shares are being held in a blocked account by producing a certificate issued by the financial intermediary holding the Ordinary Shares. Therefore, in order for a holder of American Depositary Shares to attend the Special Meeting and vote the Ordinary Shares, such holder must first become the owner of Ordinary Shares underlying the American Depositary Shares. To accomplish this, a holder of American Depositary Shares must deliver, on or before January 15, 2000, his or her American Depositary Shares to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Deposit Agreement dated September 22, 1994 and amended on May 8, 1996 and December 30, 1998. The Depositary will then request that the Paris office of BNP Paribas as custodian (the "Custodian") of the Ordinary Shares underlying the American Depositary Shares to register such holder in the share register of Business Objects S.A. and will request the Custodian to

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make arrangements to allow the holder of Ordinary Shares to vote at the Special
Meeting. The Custodian will not permit any transfer of the Ordinary Shares during the "blocked period" of February 5 through February 6, 2001.

RECEIPT DATE

     The Depositary must receive the Voting Instruction Card on or before the Receipt Date, which is January 30, 2001.

REVOCABILITY OF VOTING INSTRUCTIONS

     All American Depositary Shares held by holders entitled to vote and represented by properly completed and executed Voting Instruction Cards received on or prior to the Receipt Date, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on the Voting Instruction Cards. Any voting instructions given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A Voting Instruction Card may be revoked by filing with The Bank of New York, before January 30, 2001, a written notice of revocation or a duly executed Voting Instruction Card, in either case dated later than the prior Voting Instruction Card relating to the same American Depositary Shares.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by Business Objects S.A. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of American Depositary Shares for their reasonable expenses in forwarding proxy material to and in soliciting votes from such beneficial owners. Our Directors, officers and employees may also solicit votes in person or by telephone, telegram, letter, facsimile or other means of communication. Such Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS


     Under French corporate law, owners of Ordinary Shares holding a defined percentage of our share capital may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval no later than 10 days following publication of the notice of this Special Meeting in the "Bulletin des Annonces Legales Obligatoires" ("BALO"). The number of Ordinary Shares required to be held to propose new resolutions for consideration at the Special Meeting as of the date of this Proxy Statement is 1,123,968. New resolutions or modifications to the resolutions by shareholders must be sent to our registered office at Business Objects S.A., 157-159 rue Anatole France, 92300, Levallois-Perret, France, Attention: President, by registered mail with acknowledgement of receipt requested. We expect to publish a notice of the Special Meeting in the BALO on or about January 3, 2001.


DOCUMENTS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY

     The following documents are appended to this Proxy Statement: (i) the text of the report of the Board of Directors, (ii) the text of the resolutions submitted to the Special Meeting, (iii) an overview of Business Objects' financial condition and results of operations and (iv) the text of the Audit Committee Charter. In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form. Such additional information may include, but is not limited to, the statutory auditors' reports.

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                            ORDINARY GENERAL MEETING

     Within the authority of the Ordinary General Meeting, the following matters will be considered and voted upon:

                                   PROPOSAL 1

             RATIFICATION OF THE ELECTION OF JOHN OLSEN AS DIRECTOR

     On October 25, 2000, your Board of Directors elected Mr. John Olsen as Director of the Company, subject to ratification at the next general meeting of shareholders. This nomination was made to fill the vacancy created by the resignation of Mr. Philippe Claude effective July 11, 2000. In accordance with French law and the Statuts of the Company, shareholders are requested to ratify this decision. The term of office of Mr. Olsen on the Board of Directors shall be equal to the term of office of Mr. Claude, i.e. shall expire in 2003.


     Information regarding the nominee and other Directors of the Company is set forth on page 11.


     The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION RATIFYING THE
                      ELECTION OF THE NOMINEE LISTED ABOVE

                                   PROPOSAL 2

             RATIFICATION OF THE TRANSFER OF OUR REGISTERED OFFICE

     On July 18, 2000, your Board of Directors resolved to transfer the registered office of the Company within the same district in France, near Paris. In accordance with French law and the Statuts of the Company, shareholders are requested to ratify this decision and the related amendment of the Statuts of the Company.

     The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                         TO WHICH THIS PROPOSAL RELATES

                         EXTRAORDINARY GENERAL MEETING

     Within the authority of the Extraordinary General Meeting, the following items will be voted on:

                                   PROPOSAL 3

                     RELATED TO THE 2001 STOCK OPTION PLAN

     At the Special Meeting, the shareholders are being requested to approve the 2001 Option Plan, the terms of which are more fully described below, and to authorize the issuance of shares reserved thereunder.

     The maximum aggregate number of Ordinary Shares which may be optioned and issued under the 2001 Option Plan would be 2,500,000 Ordinary Shares of E0.10 nominal value each, plus an annual increase to be added on June 30 of each year beginning in 2002 equal to the lesser of (i) 3,000,000 Ordinary Shares of E0.10 nominal value each, (ii) 5% of the total Company's Ordinary Shares on such date, or (iii) a lesser amount determined by the Board, provided however that in accordance with French law, options issued and outstanding may in no event exceed one third of the share capital.

     In the event the Sixth Resolution is adopted and the intended three-for-two stock split more fully described under Proposal 6 is effected, the number of Shares reserved for issuance under the 2001 Option Plan would be adjusted proportionately to reflect the corresponding change in capitalization of the Company.

     We believe that the granting of stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. We also believe that
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this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and incenting current employees. The ability to grant options will be important to the future success of the Company by allowing it to accomplish these objectives. The proposed 2001 Option Plan and the reservation of Ordinary Shares for issuance thereunder is intended to provide the Company with sufficient shares to meet anticipated needs for hiring and retention purposes.

     As of October 30, 2000, the Company has granted options to subscribe for an aggregate of up to 5,560,952 Ordinary Shares. In May 1999, the Company adopted a stock option plan (the "1999 Option Plan") and reserved 4,750,000 Ordinary Shares for issuance thereunder. As of October 30, 2000, 1,975,395 options remained available for grant under the 1999 Option Plan, subject to adjustments, if any, described in Proposal 7 below. The 1999 Option Plan will expire in May 2004.

     The Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUMMARY OF THE 2001 OPTION PLAN

     Purpose. The purpose of the 2001 Option Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

     Administration. The 2001 Option Plan is administered by the Board of Directors. Subject to the other provisions of the Plan, the Board has the power to determine the terms and conditions of the options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof.

     Eligibility. Pursuant to French applicable law, options may be granted to employees of the Company or any affiliated company, as well as to the Chief Executive Officer (President-Directeur General) and Managing Directors (Directeurs Generaux). Under French law, the Company cannot grant options to members of the Board of Directors other than the President-Directeur General or a Directeur General.

     Terms and conditions of options. Each option granted is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise price. The Board of Directors determines the exercise price at the time the option is granted.

          The exercise price for an option to subscribe for new Ordinary Shares may be no less than the higher of (i) 100% of the closing price as reported on the Premier Marche of Euronext Paris S.A. on the last trading day prior to the date of grant, or (ii) 80% of the average of the closing prices on such market over the twenty trading days preceding the grant date; provided, however, that the exercise price may not be less than 110% of the closing price per share on the last trading day prior to the date of grant for options, intended to qualify as incentive stock options, granted to a U.S. beneficiary who, at the time the incentive stock option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or an affiliate company.

          When an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with applicable law, may not be less than eighty percent (80%) of the average purchase price paid for all shares previously repurchased by the Company.

          The exercise price and the number of Shares optioned may not be adjusted, except upon the occurrence of events defined in article L.225-181 of the Commercial Code. Such events relate mainly to changes in capitalization.

          (b) Exercise of the Option. Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. The terms of such vesting are determined by the Board of Directors. Options granted by the Company generally vest at a rate of 25% of the Shares subject to the option after twelve months, and then 1/48 of the Shares subject to the option vest each month thereafter, provided the beneficiary remains continuously employed by the Company or an affiliate company. Due to

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     adverse social security regulations in France, options granted to
     France-based employees vest over four years with 50% of the shares vesting after two years, and the remaining shares vesting monthly over the next two following years.

          (c) Termination of Employment. In the event an optionee's status as an employee terminates for any reason other than death or disability, the optionee may exercise his or her options, to the extent vested, within ninety (90) days from the date of such termination. Options can be exercised within six months in case of death or disability.

          (d) Term of Options. Options have a term of no more than ten years.

          (e) Non-transferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent and distribution. In the event of the optionee's death, all vested options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

          (f) Transferability of Shares. As a general rule, Shares acquired pursuant to the exercise of an option may be immediately disposed of. However, beginning in January 1997, French companies are required to pay, for France-based employees, French social contributions and certain salary-based taxes, which may represent, for the Company, up to 45% of the taxable gain on the difference between the option price and the fair market value of the underlying Shares on the exercise date if the beneficiary disposes of the Ordinary Shares before a five-year period following the grant of the option. Accordingly, options granted after December 1996 are subject to a minimum holding period requirement of the underlying Ordinary Shares, such that France-based optionees are not be allowed to sell or dispose of such shares before the expiration of a five-year period from the grant date.

     Term of Plan. The 2001 Option Plan terminates and the authorization to issue options thereunder, expires on February 6, 2006.

UNITED STATES FEDERAL TAX INFORMATION

     Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or "nonstatutory" options.

     Incentive Stock Options. If an option granted under the 2001 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to exercise of the option unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or ten percent (10%) stockholder of the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Nonstatutory Stock Options. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.
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     The foregoing summary of the effect of federal income taxation upon optionees with respect to the grant and exercise of options under the 2001 Option Plan does not purport to be complete, and reference should be made to the applicable provisions of United States Internal Revenue Code of 1986, as amended. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        RELATED TO THE 2001 OPTION PLAN

                                   PROPOSAL 4

                 AUTHORIZATION TO ISSUE WARRANTS TO A DIRECTOR

GENERAL

     Pursuant to provisions of French law, the shareholders are being asked at the Special Meeting to approve the issuance of warrants to purchase an aggregate 15,000 Ordinary Shares (22,500 Ordinary Shares if the Sixth Resolution is adopted and the intended three-for-two stock split is effected) of the Company to Mr. John Olsen, subject to the condition precedent that the shareholders ratify the election of Mr. Olsen as Director pursuant to the First Resolution.

     This Proposal requires that shareholders waive their preferential subscription rights related to such warrants and to the Shares which may be issued upon exercise of such warrants.

EXERCISE PRICE

     The exercise price per Share will be equal to the estimated market value of one Ordinary Shares of the Company, determined using the last closing sale price of the Company's Ordinary Shares on the last trading day prior to the date of the Special Meeting, as reported on the Premier Marche of Euronext Paris S.A.

AUDITORS REPORT

     The issuance of warrants without payment as consideration may be viewed as a "special advantage" granted to the recipients within the meaning of French corporate law. As a result, an independent auditor appointed by the courts will consider, in a specific report, the nature and the consequences, if any, on the situation of the shareholders, of the special advantages granted to the recipients. The special advantage from which the recipient of the warrants would benefit consists of the benefit of a fixed exercise price per Share on the date of grant which may be lower than the fair market value at the time of exercise, and the granting of such warrants without payment as consideration.

VESTING AND EXERCISE

     The right to purchase the shares underlying the warrants will vest over three years, with one third of the Share warrants exercisable on or after May 1, 2001, one third of the share warrants exercisable on or after May 1, 2002 and one third of the share warrants exercisable on or after May 1, 2003. The share warrants will expire on the earlier of February 6, 2006, or ninety (90) days after Mr. Olsen's termination as a Director.

TRANSFERABILITY

     The warrants are not transferable, except for vested warrants to a spouse, a direct descendant or ascendant, or a sibling of the warrant holder.

DILUTIVE EFFECT

     In accordance with French law, the following is an analysis of the dilutive effect of the issuance of the proposed warrants, based on the unconsolidated equity of Business Objects S.A. as of June 30, 2000.

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

     In the event that none of the warrants to purchase 169,000 shares already issued and outstanding as of the date of this Proxy Statement to certain Directors are exercised, and that the 15,000 additional warrants to be issued are exercised at the price of 95 euros per share, the percentage ownership interest of a shareholder holding 1% of the outstanding shares of the Company will, after the completion of the capital increase, have decreased to 0.9996%. If all of the warrants to purchase 169,000 shares were exercised, before the exercise of the new warrants mentioned above, such shareholder's percentage ownership would decrease to 0.9954%.

     In addition, assuming an issue price per share equal to 95 euros, the equity capital per share, which was 3.928 euros at June 30, 2000 would increase to 3.962 euros per share (before taking into account the assumed exercise of the warrants to purchase 169,000 shares).

OTHER CONSEQUENCES OF ISSUING WARRANTS

     Should shareholders approve the issuance of the proposed warrants, the Company shall, in accordance with French law, and for as long as any warrant is outstanding, refrain from redeeming its share capital and modifying the allocation of profits without reserving the rights of the holder.

     The Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE ISSUANCE OF WARRANTS TO JOHN OLSEN

                                   PROPOSAL 5

  TO AMEND THE AUTHORIZATION PREVIOUSLY GRANTED TO YOUR BOARD OF DIRECTORS TO
           ISSUE NEW SECURITIES WITH PREFERENTIAL SUBSCRIPTION RIGHTS


     Under applicable French corporate law, shareholders must pre-approve the issuance of securities that provide, or may provide, access to the share capital of a corporation. This shareholder approval may be given with respect to a specific transaction. Alternatively, the authority to issue this type of securities may be delegated to the board of directors who may then issue securities without further shareholder action subject, in some instances, to the shareholders' preferential subscription right. The preferential subscription right is a statutory pre-emptive right of a shareholder to subscribe to purchase a pro rata portion of securities being issued. The right is transferable by a shareholder during the subscription period and may be waived automatically by law or by consent of the shareholders depending on the securities being issued.



     Pursuant to the Thirteenth Resolution adopted at the extraordinary shareholders' meeting of June 5, 2000 (the "Thirteenth Resolution"), the Board of Directors is currently authorized to issue new securities with preferential subscription rights having an aggregate nominal value of up to 1,000,000 euros (which corresponds to 10,000,000 Ordinary Shares) (the "Current Authorization"). Based on the number of shares currently outstanding and the number of stock options and warrants which may be exercised between the date of this Proxy Statement and the record date of the proposed three-for-two stock split (on or about February 22, 2001), your Board estimates that the required number of Ordinary Shares to be issued to effect the proposed stock split may be as high as 22,000,000 shares. Since the proposed stock split requires the issuance of Ordinary Shares which would exceed the Current Authorization, the proposed stock split may not be effected unless the Fifth Resolution is adopted.



     In order to effect the proposed three-for-two stock split and preserve the existing authorization of the Board of Directors to issue new securities with preferential subscription rights, the shareholders are requested, subject to the adoption of the Sixth Resolution below, to amend the Thirteenth Resolution by increasing the Current Authorization from 1,000,000 euros (corresponding to 10,000,000 Ordinary Shares) to 3,200,000 euros (corresponding to 32,000,000 Ordinary Shares).



     If this Resolution is adopted, your Board will have the authority to issue securities having an aggregate nominal value of 3,200,000 euros (corresponding to 32,000,000 Ordinary Shares) and owners of Ordinary Shares would have preferential subscription rights with respect to securities proposed to be issued under this Resolution.

     The Fifth Resolution sets forth the full text of the shareholder action to which this proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                         TO WHICH THIS PROPOSAL RELATES

                                   PROPOSAL 6

TO AUTHORIZE CAPITAL INCREASES BY INCORPORATION OF PREMIUMS RESERVES AND PROFITS
               IN ORDER TO FACILITATE A THREE-FOR-TWO STOCK SPLIT

     At the Special Meeting, shareholders are requested to authorize the Board of Directors to increase the share capital by incorporation premiums, reserves and profits, up to a maximum of E3,200,000 nominal value.

     This Proposal is intended to facilitate a three-for-two stock split of the Company's Ordinary Shares and American Depositary Shares, which would be effected in the form of a free allocation of Shares. Your Board intends, if this Resolution is adopted, to effect the three-for-two stock split effective on or about February 22, 2001 for all Ordinary Shares and American Depositary Shares issued as of that date. In connection with this transaction, one new American Depositary Shares will be distributed to each holder of two American Depositary Shares of the Company, each American Depositary Share representing one Ordinary Share.

     Pursuant to applicable law, no fractional Ordinary Share or American Depositary Share may be issued. We propose that rights corresponding to fractional shares shall not be negotiable. The corresponding shares shall be sold and proceeds shall be allocated proportionately to holders of Ordinary Shares and/or American Depositary Shares, as applicable.

     Your Board of Directors believes that the proposed three-for-two stock split will enhance the liquidity of the shares as the stock markets on which the Ordinary Shares and American Depositary Shares are traded.

     Except as otherwise noted, all share and per share data contained herein does not give effect to the intended three-for-two stock split.

     The Sixth Resolution sets forth the full text of the shareholder action to which this proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                         TO WHICH THIS PROPOSAL RELATES

                                   PROPOSAL 7

      TO AUTHORIZE YOUR BOARD OF DIRECTORS TO ADJUST THE NUMBER OF OPTIONS
              AVAILABLE FOR GRANT UNDER THE 1999 STOCK OPTION PLAN
                   IN THE EVENT OF CHANGES IN CAPITALIZATION

     This Proposal seeks to delegate, to the extent necessary, to the Board of Directors the full authority to adjust the pool of options available for grant under the 1999 Stock Option Plan in the event of a capital increase by way of incorporation of premiums, reserves or profits into share capital, either by increase in the nominal value of the shares or by creation and free allocation of shares, or in the event of a stock split, reverse stock split or a combination of shares, so that the Board of Directors may take into account the impact of such transactions and may adjust the number and/or the nominal value of the options available for grant under the 1999 Stock Option Plan.

     The Seventh Resolution sets forth the full text of the shareholder action to which this proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                         TO WHICH THIS PROPOSAL RELATES

     INFORMATION REGARDING NOMINEES. OTHER DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information regarding the nominee for Directors, each other Director of the Company whose term of office continues after the Special Meeting, and each Executive Officer of the Company.

       NAME          AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
       ----          ---            --------------------------------------------
                                        NOMINEE
John Olsen.........  49     President and Chief Executive Officer of Marimba, Inc. Mr.
                            Olsen is President and Chief Executive Officer of Marimba,
                            Inc, a leading provider of Internet infrastructure
                            management solutions. Prior to joining Marimba in July 2000 he served as President of the Design Realization Group of
                            Cadence Design Systems, Inc. Mr. Olsen also spearheaded new business initiatives for Cadence, such as electronic
                            commerce, which targeted the distribution of design
                            productivity software over the Internet. In his previous
                            position at Cadence, Mr. Olsen had served as Executive Vice
                            President of Cadence's Worldwide Field Operations,
                            overseeing the sales, marketing and services functions and a staff of 2,400. Before joining Cadence in 1993, Mr. Olsen
                            had held the position of partner, Strategic Services, at
                            KPMG Peat Marwick. Mr. Olsen had previously served as
                            regional director of sales and marketing for Electronic Data
                            Systems (EDS). Mr. Olsen holds a Masters in Management
                            Science from University of South Florida, and a B.S. in
                            Industrial Engineering from Iowa State University. Mr. Olsen is a director of Zamba Solutions, Inc.
                                    OTHER DIRECTORS
Bernard Liautaud...  38     Chairman of the Board, Chief Executive Officer and
                            President. Mr. Liautaud is a founder of Business Objects and has served as Chairman of the Board and Chief Executive
                            Officer of Business Objects since its inception in August
                            1990. Prior to the founding of Business Objects, Mr.
                            Liautaud was the Sales Marketing Manager with Oracle France.
                            Mr. Liautaud is the son-in-law of Mr. Silverman, a Director
                            of Business Objects. Mr. Liautaud does not hold
                            directorships other than in subsidiaries of Business
                            Objects. Mr. Liautaud's term of office on the Board of
                            Directors expires in 2003.
Bernard Charles....  43     President of Dassault Systemes.  Mr. Charles has been
                            President of Dassault Systemes, a worldwide leader in
                            computer aided design (CAD) since September 1995. From 1988 to September 1995, he was President of the Dassault Systemes
                            Research & Development. Mr. Charles joined the Board of
                            Directors in 1998. Mr. Charles is a director of a number of
                            Dassault Systemes' subsidiaries, DELMIA Corp., Enovia Corp.,
                            Solidworks Corp., Smart Solutions and Invention Machine
                            Corp. Mr. Charles' term of office on the Board of Directors expires in 2001.
Albert Eisenstat...  70     Consultant and Private Investor. Mr. Eisenstat has been a
                            consultant and private investor since 1993. Mr. Eisenstat
                            was a Director and Executive Vice President for Corporate
                            Development and Corporate Secretary of Apple Computer Inc.
                            from 1988 to 1993. Mr. Eisenstat is a director of Commercial
                            Metals Co., Sungard Data Systems, Benham Group of Mutual
                            Funds and SPL Worldgroup. Mr. Eisenstat joined the Business
                            Objects Board of Directors in June 1995, and his term on the
                            Board of Directors expires in 2001.

       NAME          AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
       ----          ---            --------------------------------------------
Arnold Silverman...  62     Consultant and Private Investor. Mr. Silverman is a
                            consultant and private investor. Mr. Silverman was the
                            President of ICOT Corporation from 1979 to 1985 and a
                            director of Oracle Corporation from 1984 to 1991. Mr.
                            Silverman is a director in Times Ten Performance Software
                            Company, Nishan Systems, Promtu Corporation, iRise and Quiq
                            Corporation. Mr. Silverman is the father-in-law of Mr.
                            Liautaud. Mr. Silverman joined the Business Objects Board of
                            Directors in February of 1991, and his term on the Board of
                            Directors expires in 2001.
Vincent Worms......  48     Mr. Worms has been, since 1982, a General Partner of Partech
                            International Inc., a venture capital firm. Prior to his
                            nomination as a director of Business Objects in July 1994,
                            Mr. Vincent Worms served as a permanent representative of
                            Paribas Europe Investment V.O.F., a shareholder of Business
                            Objects and a member of the Board from 1991 until that date.
                            Mr. Worms is a director of SangStat Medical, DrugAbuse
                            Sciences, Informatica Corporation, and ViaFone.com, Inc. Mr.
                            Worm's term of office on the Board of Directors expires in
                            2002.
                                   EXECUTIVE OFFICERS
Clifton              54     Senior Group Vice-President and Chief Financial Officer. Mr.
  Weatherford......         Weatherford joined Business Objects in August 1997 as Senior
                            Group Vice-President, Chief Financial Officer and is
                            responsible for our worldwide finance and administration
                            organization. He has more than 25 years of financial
                            management experience, most recently, from January 1996 to
                            August 1997, as Chief Financial Officer of NETCOM On-Line
                            Communication Services, Inc., a global internet service
                            provider recently acquired by MindSpring Enterprises, Inc.
                            Prior to joining NETCOM, Mr. Weatherford served as Chief
                            Financial Officer of Logitech, Inc., a manufacturer of
                            computer peripheral products, from February 1994 to December
                            1995. He has also held senior financial positions at Texas
                            Instruments, Schlumberger, and Tandem Computers. Mr.
                            Weatherford serves as the Business Objects representative on the Board of InStranet, Inc. He does not hold other
                            directorships other than in subsidiaries of Business
                            Objects.
John Powell........  44     Senior Group Vice-President, Worldwide Operations. Mr.
                            Powell joined Business Objects in 1991 as the Country
                            Manager for the United Kingdom, and has served as Senior
                            Vice President of U.K. Operations and as Vice President for
                            the Atlantic division (consisting of the U.K., France and
                            the Middle East) prior to being promoted to Senior Group
                            Vice President, Worldwide Operations in April 1999. From
                            1998 to 1999, Mr. Powell was responsible for operations in the Atlantic division, covering our largest region, and is currently responsible for all of our worldwide operations.
                            Prior to coming to Business Objects, Mr. Powell was the
                            District Manager-Hospitals and Telecommunications with
                            Oracle U.K. Mr. Powell does not hold directorships other
                            than in subsidiaries of Business Objects.

       NAME          AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
       ----          ---            --------------------------------------------
David Kellogg......  38     Senior Group Vice-President, Marketing. Mr. Kellogg joined
                            Business Objects in May 1995 as Vice President of Product
                            Marketing, was promoted to Vice President of Corporate
                            Marketing in 1997 and further promoted to Senior Group Vice
                            President, Marketing in May 1999. Mr. Kellogg is responsible for corporate marketing at Business Objects, including
                            product, product line, and strategic marketing, as well as corporate communications. Mr. Kellogg has more than 12 years of experience in the database and business intelligence
                            software tools industry. Before joining Business Objects, he was Vice President of Marketing at Versant Object
                            Technology, a provider of enterprise database management
                            systems, from June 1992 to April 1995. Mr. Kellogg does not hold directorships other than in subsidiaries of Business
                            Objects.
Eric Bregand.......  34     Group Vice President Product Group. Eric Bregand joined
                            Business Objects in 1994 as Product Marketing Manager.
                            Director of the Product Design team from 1996 to 1998, Mr.
                            Bregand was promoted to General Manager of Core Products in
                            1998 and further promoted to Vice-President of Enterprise
                            Products in May 1999. Mr. Bregand is responsible for product development for the Business Objects product line, including
                            BusinessObjects and WebIntelligence. His responsibilities
                            include long-term product strategy as well as product vision and design, development, quality assurance, documentation, localization, product packaging, and maintenance. He has a solid experience in software process engineering, business intelligence and database software including
                            multidimensional analysis and reporting tools. Prior to
                            joining Business Objects, Mr. Bregand held senior positions related to product development and software process
                            engineering at GSI, a leading outsourcing company
                            specialized in payroll services in Europe. Mr. Bregand has a masters degree in engineering from Ecole Superieure
                            d'Electricite in France.

                         BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 9 meetings (including regularly scheduled and special meetings) during fiscal 1999. Mr. Claude (a Director of the Company until July 2000) and Mr. Charles attended 6 meetings out of 9. Mr. Worms attended 5 meetings out of 9. No other incumbent Director during the last fiscal year, while a member of the Board of Directors, attended in person or via conference call fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such Director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     In fiscal year 1999, the Audit Committee was composed of Messrs. Claude and Silverman. In July 2000, the Board of Directors appointed Messrs. Charles and Eisenstat as members of the Audit Committee. Mr. Claude resigned from the Audit Committee effective July 11, 2000. In compliance with the Nasdaq National Market rules, the Board of Directors adopted a formal written Audit Committee Charter on June 5, 2000, a copy of which is appended to this Proxy Statement as Annex A. The Audit Committee is responsible for, among other things, (i) recommending engagement of the Company's independent auditors, (ii) reviewing the audit plan and scope with the independent auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's system of internal controls, and
(vi) reviewing related party transactions for potential conflicts of interest. The Audit Committee held four meetings during fiscal 1999. Messrs. Charles and Eisenstat meet the independence requirements of the Nasdaq National Market listing standards. Mr. Silverman is the father-in-law of Mr. Liautaud, the Chief Executive Officer of the Company. As a result of this relationship, Mr. Silverman would not be considered independent under the Nasdaq National Market rules regarding the independence of audit committee members. The Board of Directors will take appropriate action to comply with the structure and membership rules of corporate audit committees prior to the June 14, 2001 deadline imposed by the Nasdaq National Market.

     The Compensation Committee, which currently consists of Messrs. Eisenstat and Worms, is responsible for reviewing the compensation and benefits for the Company's Chief Executive Officer and other Executive Officers. The Compensation Committee held one meeting during fiscal 1999. Neither Mr. Eisenstat nor Mr. Worms is an officer or employee of the Company.

     Each of the Committees makes recommendations to the Board of Directors, for final decision by the Board.

                           COMPENSATION OF DIRECTORS

     With the exception of Mr. Liautaud, Directors received cash remuneration for serving on the Board of Directors, consisting in fiscal 1999 of fees of U.S.$3,000 per quarterly Board meeting attended and a U.S.$2,000 quarterly retainer. Directors are also reimbursed for reasonable expenses incurred in attending Board and Committee meetings. Directors do not receive additional compensation for serving on a committee.

                      WARRANTS ISSUED TO CERTAIN DIRECTORS

     On April 25, 1995, the Board of Directors approved the issuance of warrants to purchase 24,000 shares to a Director with an exercise price of 5.55 euros per share, vesting at a rate of 33.33% per year from June 22, 1995. The warrants were issued in June 1995 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants was immaterial. All these warrants were outstanding as of December 31, 1999.

     On April 28, 1997, the Board of Directors approved the issuance of warrants to purchase a total of 96,000 shares to four Directors with an exercise price of
4.22 euros per share. These warrants vested monthly over three years commencing January 1, 1997. The warrants were issued in June 1997 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants was immaterial. All these warrants were outstanding as of December 31, 1999.

     On April 28, 1998, the Board of Directors approved the issuance of warrants to purchase a total of 140,000 shares to five Directors. The warrants were issued on June 18, 1998 after formal shareholder approval and have an exercise price of 7.37 euros. All these warrants were outstanding as of December 31, 1999.

     In May 1999, the Company's shareholders approved the issuance of warrants to purchase an aggregate of 30,000 shares at an exercise price of 11.38 euros per share to a Director. These warrants were fully vested as of May 4, 1999. All these warrants were outstanding as of December 31, 1999.

                         BENEFICIAL SHARE OWNERSHIP BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of American Depositary Shares or Ordinary Shares (together referred to as the "shares") of the Company for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company; (ii) each of the Company's Directors; (iii) the Company's Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table hereof; and (iv) all Directors and executive officers of the Company as a group. Except as otherwise noted, information related to holders of more than 5% of the outstanding shares was obtained from filings made with the Securities & Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information related to Directors and Executive Officers is as of November 30, 2000.

                                                                  SHARES                PERCENTAGE
    5% SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS      BENEFICIALLY OWNED(1)   BENEFICIALLY OWNED(1)
    -------------------------------------------------      ---------------------   ---------------------
5% SHAREHOLDERS
Putnam...................................................    3,629,600                        9%

DIRECTORS
John Olsen...............................................           --                        *
Albert Eisenstat(2)......................................       72,000                        *
Arnold Silverman(3)......................................      166,586                        *
Vincent Worms(4).........................................      121,128                        *
Bernard Charles(5).......................................       33,335                        *

EXECUTIVE OFFICERS
Bernard Liautaud(6)......................................    1,313,291                      3.3%
Clifton Weatherford(7)...................................      111,595                        *
John Powell(8)...........................................       80,397                        *
David Kellogg(9).........................................       76,262                        *
Eric Bregand(10).........................................       21,383                        *
All Directors and executive officers as a group (10
  persons)(11)...........................................    1,995,979                        5%

---------------
  *   Less than 1%.

 (1) Applicable percentage ownership in the above table is based on 39,998,576 shares outstanding as of November 30, 2000, which excludes 383,000 shares held in treasury. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of December 11, 2000 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes 44,000 shares issuable upon the exercise of share warrants exercisable on or after February 9, 2001.

 (3) Includes 20,000 shares issuable upon the exercise of share warrants exercisable on or after February 9, 2001.

 (4) Includes 35,000 shares issuable upon the exercise of share warrants exercisable on or after February 9, 2001. Also includes shares held by certain funds affiliated with Mr. Worms, for which he disclaims beneficial ownership except as to his pecuniary interests therein, as follows: AXA U.S. Growth Fund, L.L.C.( 45,000 shares), and Partech International S.A. (9,246 shares). Mr. Worms could be deemed to beneficially own such shares.

 (5) Includes 33,000 shares issuable upon the exercise of share warrants exercisable on or after February 9, 2001.

 (6) Mr. Liautaud is also President, Chief Executive Officer and a Director of the Company. Includes 114,581 shares issuable upon the exercise of stock options exercisable on or after February 9, 2001.

 (7) Includes 79,216 shares issuable upon the exercise of stock options exercisable on or after February 9, 2001.

 (8) Includes 74,495 shares issuable upon the exercise of stock options exercisable on or after February 9, 2001.

 (9) Includes 65,823 shares issuable upon the exercise of stock options exercisable on or after February 9, 2001.

(10) Includes 20,981 shares issuable upon the exercise of stock options exercisable on or after February 9, 2001.

(11) Includes 487,429 shares issuable upon the exercise of options or warrants exercisable after February 9, 2001.

                         EXECUTIVE OFFICER COMPENSATION

COMPENSATION TABLES

     Summary Compensation Table. The following table shows certain information concerning the compensation of (i) the Company's Chief Executive Officer, (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer and (iii) one additional person who served as an Executive Officer during a portion of 1999 and whose compensation in 1999 exceeded $100,000 (collectively, the "Named Executive Officers") for the fiscal years ended December 31, 1999, 1998 and 1997.

                                                                          OTHER ANNUAL     SHARES      ALL OTHER
                                          FISCAL                          COMPENSATION   UNDERLYING   COMPENSATION
      NAME AND PRINCIPAL POSITION          YEAR    SALARY(1)   BONUS(1)      (1)(2)      OPTIONS(#)      (1)(3)
      ---------------------------         ------   ---------   --------   ------------   ----------   ------------
Bernard Liautaud........................   1999    $344,355    $427,357     $15,468       100,000            --
  Chairman, President and                  1998     319,958     249,500      32,943       100,000        66,000
  Chief Executive Officer                  1997     296,113     149,518      34,991            --       135,554
Clifton T. Weatherford..................   1999     250,008     137,085(5)        --      120,000            --
  Senior Group Vice President              1998     250,008     112,234          --        70,000            --
  and Chief Financial Officer(4)           1997      85,289      20,333          --       200,000        30,000
John Powell.............................   1999     151,743     281,547      28,148        50,000            --
  Senior Group Vice President,             1998     168,241     368,481      28,915       110,000            --
  Worldwide Operations                     1997     126,730      86,003      30,063        99,000(6)         --
David Kellogg...........................   1999     145,050      91,810      29,131        60,000        17,013
  Senior Group Vice-President,             1998     134,337     100,648      29,905       100,000        15,453
  Corporate Marketing                      1997      92,640      42,008      29,842       140,000(7)      3,517
Lawrence Lieberman(8)...................   1999     198,275      69,653          --        40,000            --
  Senior Group Vice-President,             1998     175,000      77,608          --        25,000            --
  Corporate Development                    1997     156,250      35,001          --       160,000(9)         --

---------------
(1) All amounts are stated in U.S. dollars. For executive officers paid in total or in part in currencies other than the US dollar, translation of compensation into U.S. dollars is made using the average exchange rate for the relevant year. Executive officers paid in total or in part currencies other than the US dollar are Bernard Liautaud (French francs), David Kellogg (French francs) and John Powell (Pound sterling). Due to the variation of the exchange rate of the U.S. dollar against the French franc and the pound sterling, the dollar values in this Summary Compensation Table do not reflect actual compensation raises.

(2) Other annual compensation for Mr. Liautaud includes (i) tax return preparation fees of $10,000 in 1999, $7,361 in 1998 and $10,000 in 1997,
    (ii) a company car allowance of $18,000 in 1998 and $17,260 in 1997 (iii) life insurance premiums of $4,161 in 1999, $4,372 in 1998 and $4,573 in 1997 and (iv) unemployment coverage of $1,307 in 1999, $3,210 in 1998 and $3,158 in 1997. Other annual compensation paid to other executive officers corresponds to company car and/or housing expenses paid by the Company on their behalf.

(3) All other compensation for Mr. Liautaud in 1997 and 1998 includes a total of $201,554 payable as a relocation and cost of living allowance due to his move from France to California. All other compensation paid to Mr. Weatherford in 1997 corresponds to a sign-on bonus. All other compensation paid to other executive officers corresponds to a contingent profit-sharing program payable to employees of Business Objects S.A in accordance with French laws.

(4) Mr. Weatherford joined the Company in August 1997.

(5) Includes $100,000 deferred in accordance with Business Objects Americas Deferred Compensation Plan.

(6) Consists of options to purchase 80,000 shares granted in 1995, 14,000 shares granted in 1996 and 5,000 granted in 1997, which were repriced in 1997.

(7) Consists of options to purchase 60,000 shares granted in 1995 and 80,000 shares granted in 1996, which were repriced in 1997.

(8) Mr. Lieberman resigned effective March 7, 2000.

(9) Includes options to purchase 120,000 shares granted in 1996 and repriced in 1997.

     Option Grants in Fiscal 1999. The following table contains information concerning the grant of stock options to its Named Executive Officers during fiscal 1999.

                                                  INDIVIDUALS GRANTS                      POTENTIAL REALIZABLE
                                 -----------------------------------------------------      VALUE AT ASSUMED
                                    NUMBER OF      % OF TOTAL   EXERCISE                  ANNUAL RATES OF STOCK
                                   SECURITIES       OPTIONS      OR BASE                 PRICE APPRECIATION FOR
                                   UNDERLYING       GRANTED       PRICE                      OPTION TERM(1)
                                 OPTIONS GRANTED   IN FISCAL    ($/SHARE)   EXPIRATION   -----------------------
             NAME                IN FISCAL YEAR       YEAR         (2)         DATE        5%($)        10%($)
             ----                ---------------   ----------   ---------   ----------   ----------   ----------
Bernard Liautaud...............      100,000          3.98%       13.83       4/1/09       869,800    2,204,300
Clifton Weatherford............      120,000          4.78%       27.91      10/1/09     2,106,600    5,338,560
John Powell....................       50,000          1.99%       13.83       4/1/06       281,550      656,100
David Kellogg..................       60,000          2.39%       27.91      10/1/09     1,053,300    2,669,280
Lawrence Lieberman.............       40,000          1.59%       27.91      10/1/09       702,200    1,779,520

---------------
(1) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options over the period of the option terms. This valuation model is hypothetical. If the stock price does not increase over the exercise price, compensation to the Named Executive Officer would be zero.

(2) All stock options have been granted at no less than the fair market value on the last trading day prior to the date of grant, in accordance with the terms of the Company's 1994 and 1999 Stock Option Plans.

     Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values. The following table sets forth the value of in-the-money options held by each of the Named Executive Officers as of December 31, 1999.

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                 OPTIONS AT FY-END              AT FY-END($)(1)
                           SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   ------------   -----------   -------------   -----------   -------------
Bernard Liautaud.........           --               --       41,665         158,335       2,514,801      8,819,098
Clifton Weatherford......      100,000        1,505,048       36,038         253,962       2,242,697     12,972,357
John Powell..............       70,000        1,809,241       66,205         122,795       4,070,031      7,074,316
David Kellogg............       80,000        1,549,110       58,458         131,542       3,593,798      6,695,308
Lawrence Lieberman.......      118,740        4,198,463        6,881          99,379         430,496      5,227,840

---------------
(1) These values represent the spread between the respective exercise prices of outstanding options and the closing price of the Company's American Depositary Shares on the Nasdaq National Market on December 31, 1999 ($ 66.8125). Option prices are set in euros, in accordance with French law, and are converted, for purposes of this table, at the year-end exchange rate of the euro versus U.S. dollar.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and shareholders' interests through stock option-based plans and to provide a compensation package that recognizes individual contributions and Company performance. At this point in the Company's growth, the Committee has determined that the most effective means of compensation are base salaries and long-term incentives through the Company's stock option programs.

     Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Committee has engaged the services of outside consultants from time to time to determine appropriate compensation levels.

     Stock Options. Under the Company's stock option plans, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of stock option awards is based primarily on an individual's performance and responsibilities. Because of the competitive nature of the technology industry in which the Company competes, the Committee believes stock option grants are an effective method of incentivizing executives to take a longer term view of the Company's performance and to ensure that the executive's and the stockholder's interests are in alignment.

     Bonus. The bonuses awarded to executive officers are determined based on achievement of individual and Company performance goals.

     Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan, with, effective January 1999, the benefit of the Company matching employee contribution up to a maximum of U.S.$1,500 per year vesting over three (3) years. Executive officers employed with the Company in France are entitled to participate in a profit-sharing plan, which provides for contingent compensation, based on the Company's achievement of certain revenues and operating profit targets. Executive officers in the United States can participate in a deferred compensation plan.

  Chief Executive Officer Compensation for 1999

     During fiscal 1999, the Chief Executive Officer's compensation was comprised of a base salary of U.S.$344,355 and a variable salary if certain performance criteria were met. Variable salary is based on the Company's achievement of certain revenues and earnings per share thresholds as well as personal objectives. For fiscal 1999, the Company's objectives represented 60% of the total variable salary. For fiscal 1999, based on objectives achieved, the amount of the variable compensation to be awarded to the Chief Executive Officer is U.S.$427,357. The Company's Chief Executive Officer has not received any other special or additional compensation other than as described in the Compensation Table.

     The Committee has considered the potential impact of Section 162(m) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the 1999 Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
               Albert Eisenstat                     Vincent Worms

                         REPORT OF THE AUDIT COMMITTEE

     On June 5, 2000, the Board of Directors adopted a written charter for the Audit Committee (the "Charter") which reflects the new standards set forth in the Securities and Exchange Commission regulations and the Nasdaq National Market listing standards. In accordance with these new standards, the Board of Directors will appoint three members (who meet the independence and experience requirements of the Nasdaq National Market rules) prior to the June 14, 2001 deadline imposed by the Nasdaq National Market. The Audit Committee will assist the Board in, among other things, (i) recommending engagement of the

Company's independent auditors, (ii) reviewing the audit plan and scope with the independent auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's system of internal controls, and (vi) reviewing related party transactions for potential conflicts of interest.

     On January 31, 2000, the Securities and Exchange Commission adopted new proxy and information disclosure requirements for all proxy and information statements relating to votes of shareholders occurring after December 15, 2000. The new rules became effective after the Company's Annual Report on Form 10-K for fiscal 1999 was filed. Prior to filing the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Audit Committee met with the Company's auditors and management during which they discussed and reviewed the Company's fiscal 1999 financial statements, the results and scope of the audit and other services provided by the Company's independent auditors and the Company's internal controls and accounting procedures.

     For fiscal year 2000, the Audit Committee will, in accordance with the new requirements, review and, if appropriate, recommend the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2000 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Bernard Charles
Albert Eisenstat
Arnold Silverman

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Company's Compensation Committee currently consists of Messrs. Eisenstat and Worms. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

     French law prohibits the Company from entering into indemnification agreements with its Directors providing for limitations on personal liability for damages and other costs and expenses that may be incurred by Directors and officers arising out of or related to acts or omissions in such capacity. French law also prohibits the Statuts of the Company from providing for limitation of liability of a member of the Board of Directors. These prohibitions may adversely affect the ability of the Company to attract and retain Directors. Generally, under French law, Directors and officers will not be held personally liable for decisions taken diligently and in the corporate interests of the Company.

     The Company has entered into an agreement with each of its Directors, its President and Chief Executive Officer, and other members of senior management designated by the Board of Directors pursuant to which the Company agreed to contract for and maintain liability insurance against liabilities which may be incurred by such persons in their respective capacities, including liabilities which may be incurred under the U.S. federal and state securities laws, subject to certain limitations. The Company believes that entering into such agreement and maintaining appropriate liability insurance for its Directors and officers will assist the Company in attracting and retaining qualified individuals to serve as Directors and officers.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and ten-percent stockholders are also required by Securities and Exchange Commission rules to furnish Business Objects with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, we believe that, for the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

     The following graph sets forth the Company's total cumulative shareholder return as compared to the NASDAQ Market Index and the MG Group Index, which includes application software companies. The total shareholder return assumes U.S. $100 invested on January 1, 1995 in shares of the Company, the Nasdaq Index and the MG Group Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG BUSINESS OBJECTS S.A,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX
[PERFORMANCE GRAPH]

                                    1994              1995              1996              1997              1998
                                    ----              ----              ----              ----              ----
BUSINESS OBJECTS S.A.              100.00            131.63             73.47             56.46            176.87
NASDAQ MARKET INDEX                100.00            129.71            161.18            197.16            278.08
MG GROUP INDEX                     100.00            144.12            204.56            273.03            479.87

                                    1999
                                    ----
BUSINESS OBJECTS S.A.              727.21
NASDAQ MARKET INDEX                490.46
MG GROUP INDEX                     918.13

                    ASSUMES $100 INVESTED ON JANUARY 1, 1995
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDED DECEMBER 31, 1999

              OVERVIEW OF BUSINESS OBJECTS FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

     The following sets forth certain unaudited consolidated statements of operations data for the quarter and the nine months ended September 30, 2000, together with prior year data. The selected balance sheet data for the year ended December 31, 1999, are derived from and should be read in conjunction with the related audited financial statements prepared under U.S. generally accepted accounting principles. The selected financial data for the three months and nine months ended September 30, 1999 and 2000 are derived from our unaudited consolidated financial statements prepared under U.S. generally accepted accounting principles and is qualified by, and should be read in conjunction with, our Form 10Q for the quarter ended September 30, 2000 filed with the Securities and Exchange Commission.

                                                     THREE MONTHS ENDED          NINE MONTHS ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,
                                                -----------------------------    ------------------
                                                    1999            2000          1999       2000
                                                ------------    -------------    -------    -------
                                                (IN THOUSANDS US$, EXCEPT SHARE AND PER SHARE DATA)
                                                                    (UNAUDITED)
CONSOLIDATED STATEMENT OF OPERATIONS:
Revenues......................................     59,766          86,005        166,817    243,140
Gross margin..................................     49,539          72,384        137,507    202,616
Income from operations........................      9,456          13,465         22,396     35,323
Net income....................................      5,893          10,151         14,245     26,350
Basic net income per share....................       0.16            0.25           0.40       0.66
Diluted net income per share..................       0.15            0.23           0.37       0.60
Weighted average shares -- basic..............     36,015          40,120         35,454     39,694
Weighted average shares -- diluted............     39,439          43,799         38,610     43,712

                                                DECEMBER 31,    SEPTEMBER 30,
                                                    1999            2000
                                                ------------    -------------
                                                     (IN THOUSANDS US$)
CONSOLIDATED BALANCE SHEET DATA:
Cash, cash equivalents and restricted cash....    176,233          196,258
Total current assets..........................    244,173          273,365
Total assets..................................    272,546          319,107
Total current liabilities.....................    105,569          130,994
Long-term obligations.........................      2,924            4,303
Shareholders equity...........................    164,053          183,810

     Third quarter 2000 revenues were $86.0 million, an increase of 44% compared to revenues of $59.8 million for the quarter ended September 30, 1999. Net income for the third quarter 2000 was $10.2 million, compared to $5.9 million for the same period last year, representing a 72% increase. Diluted net income per share and per ADS for the quarter ended September 30, 2000 was $0.23, compared to $0.15 in the third quarter of last year.

     Revenues for the nine months ended September 30, 2000 were $243.1 million, an increase of 46% compared to revenues of $166.8 million during the same period last year. Net income for the nine months ended September 30, 2000 was $26.4 million, compared to $14.2 million for the same period last year. Diluted income per share and per ADS for the nine months ended September 30, 2000 was $0.60, compared to $0.37 in the prior year nine month period.

     In the third quarter 2000, we saw continued strength in the North American market, with sales in this region increasing 63% over the prior year level. We also saw a solid contribution from our indirect channels, which accounted for 45% of total revenues for the quarter. Business Objects also expanded its customer base in the third quarter, adding over 600 new customers.

     The Company's balance sheet continued to be strong with $196.3 million in cash, cash equivalents and restricted cash. Total assets at September 30, 2000 were $319.1 million, compared to $272.5 million at December 31, 1999.

                   TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL

FIRST RESOLUTION

     THIS RESOLUTION IS TO RATIFY THE NOMINATION OF MR. JOHN OLSEN AS DIRECTOR OF THE COMPANY:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and noted that Mr. Olsen was elected by the Board of Directors pending ratification by the next shareholders meeting,

     RESOLVED, that the election of Mr. John Olsen as Director of the Company is hereby ratified,

     RESOLVED FURTHER, that Mr. Olsen's term of office as Director shall be equal to the term of office of Mr. Philippe Claude, the leaving Director, and shall therefore expire at the end of the ordinary general meeting, which will deliberate upon the financial statements of the fiscal year ending December 31, 2002.

SECOND RESOLUTION

     THIS RESOLUTION IS TO RATIFY THE TRANSFER OF THE COMPANY'S REGISTERED
OFFICE:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors, and the resolution adopted by the Board of Directors meeting of July 18, 2000, to transfer the registered office from 1 square Chaptal, 92300 Levallois-Perret to 157-159 rue Anatole France, 92300 Levallois-Perret and to amend article 4 of the statuts of the Company accordingly,

     RESOLVED to ratify the transfer of the registered office of the Company and the related amendment of article 4 of the Statuts of the Company.

THIRD RESOLUTION

     THIS RESOLUTION IS TO APPROVE THE 2001 OPTION PLAN AND TO AUTHORIZE SHARES FOR ISSUANCE THEREUNDER, TO CANCEL SHAREHOLDERS' PREFERENTIAL SUBSCRIPTION RIGHTS TO SHARES ISSUED AS A RESULT OF EXERCISE OF THE OPTIONS, AND TO EMPOWER THE BOARD OF DIRECTORS TO GRANT OPTIONS AND CARRY OUT THE ISSUANCE OR REPURCHASE OF THE SHARES:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     RESOLVED, in accordance with articles L.225-177 through L.225-186 of the Commercial Code to approve the 2001 stock option plan,

     RESOLVED FURTHER in accordance with articles L.225-177 through L.225-186 of the Commercial Code and subject to the provisions of the 2001 Option Plan, that the Board of Directors is authorized to grant, once or severally, to employees and legal representatives of the Company and its affiliates options within the meaning of article L.225-180 of the Commercial Code to subscribe for or purchase 2,300,000 ordinary shares of 0.10 euro nominal value each, plus an annual increase to be added on June 30 of each year beginning in 2002 equal to the lesser of (i) 3,000,000 shares of 0.10 euro each, (ii) 5% of the total Shares of the Company on such date, or (iii) a lesser amount determined by the Board, provided however that in accordance with French law, options issued and outstanding may in no event exceed one third of the Company's share capital.

     RESOLVED FURTHER, that in the event the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split or reverse stock split or a combination of shares, the Board of Directors is granted to the extent necessary full powers to adjust the number of options which may be granted under this resolution, and/or to adjust the nominal value of the corresponding shares, in order to reflect the change in capitalization, within the limits set forth in article 174-17 of the decree no. 67-236 of March 23, 1967.

     RESOLVED FURTHER, that this authorization is granted for a period expiring on February 6, 2006 or such shorter period as provided for by applicable laws and regulations.

     RESOLVED FURTHER, that the issue price of one share subject to an option to subscribe to new shares shall be determined by the Board of Directors on the date of grant of the option in accordance with the following:

          (a) In the case of an Incentive Stock Option granted to a beneficiary subject to the laws of the U.S. who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any parent or subsidiary, to the extent such beneficiary is permitted by the law to receive option grants, the per share exercise price shall be calculated in euros and no less than the higher of (i) 110% of the closing sale price reported on the Premier Marche of Euronext Paris S.A. on the last trading day preceding the grant date, or (ii) 80% of the average closing sales prices reported on such market over the twenty trading days preceding the grant date; as reported in La Tribune or such other source as the Board of Directors deems reliable.

          (b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the per share exercise price shall be calculated in euros and no less than the higher of (i) 100% of the closing sale price on the Premier Marche of Euronext Paris S.A. on the last trading day preceding the grant date, or (ii) 80% of the average closing sales prices reported on such market over the twenty trading days preceding the grant date; as reported in La Tribune or such other source as the Board of Directors deems reliable.

     RESOLVED FURTHER, that when an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with applicable law, may not be less than eighty (80%) of the average purchase price paid for all shares previously repurchased by the Company.

     For purposes of this resolution, Incentive Stock Option shall mean an option intended to qualify as an incentive stock option under section 422 of the United States Internal Revenue Code of 1986, as amended, and Non-Statutory Stock Option shall mean an option which does not qualify as an Incentive Stock Option.

     RESOLVED FURTHER, that the issue price determined in accordance with the above and the number of shares optioned may not be changed during the term of the option, except upon the occurrence of changes in capitalization as defined in article L.225-181 of the Commercial Code. In this latter case, the Board of Directors shall adjust the option price and the number of shares subject to the option in accordance with the laws and regulations then in effect in order to reflect the change in capitalization, and may also decide to suspend the exercisability of the options.

     RESOLVED FURTHER, that the term of the options may not exceed ten years.

     RESOLVED FURTHER, that new shares issued will be subject to all provisions of the Statuts and will entitle the holder thereof to the rights attached to the existing shares from the effective date of issuance.

     RESOLVED FURTHER, that the Board of Directors is authorized:

     -- to set the dates of grant, set the terms and conditions under which the options are granted and exercisable, and set the exercise price, including henceforth the power to determine the purchase price for shares held as treasury stock within the limits provided by the law and regulations and by this Resolution,

     -- to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the Resolution hereof, and to modify the Statuts accordingly, and in general, carry out all formalities that are necessary to implement this Resolution,

     -- to repurchase shares in accordance with the terms of article L.225-208 of the Commercial Code including through the purchase and cancellation of Ordinary Shares to satisfy options to purchase shares.

     -- to limit or prohibit the exercise of the options as well as the sale of shares acquired upon the exercise of options during certain periods or upon certain events, which the Board of Directors shall determine in its sole discretion.

     Pursuant to this authorization, shareholders expressly waive their preferential right to subscribe the shares that will be issued as a result of the exercise of the options.

FOURTH RESOLUTION

     THIS RESOLUTION IS TO ISSUE WARRANTS TO SUBSCRIBE 15,000 SHARES (22,500 SHARES IF THE INTENDED THREE-FOR-TWO STOCK SPLIT IS EFFECTED) OF THE COMPANY TO MR. JOHN OLSEN WITHOUT PAYMENT AS CONSIDERATION, TO CANCEL SHAREHOLDERS' PREFERENTIAL RIGHT TO SUCH WARRANTS AND TO THE SHARES RESULTING FROM THE EXERCISE OF SUCH WARRANTS, AND TO AUTHORIZE THE BOARD OF DIRECTORS TO TAKE ALL APPROPRIATE ACTIONS WITH RESPECT TO THE GRANT OF THE SHARE WARRANTS.

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid-up,

     RESOLVED, in accordance with article L.228-95 of the Commercial Code, and subject to the condition precedent that the First Resolution is adopted, to issue 15,000 warrants each warrant entitling to the subscription to one share of E0.10 nominal value, to be subscribed in cash or by way of compensation and to be fully paid upon subscription,

     RESOLVED FURTHER, to waive the preferential subscription rights for the warrants given to shareholders pursuant to L.225-132 of the Commercial Code and to reserve the subscription of the 15,000 warrants to Mr John Olsen,

     RESOLVED FURTHER, to authorize the increase in share capital by an amount of E1,500 to be fully paid upon subscription, either in cash or by compensation, corresponding to the issuance of 15,000 new shares of E0.10 nominal value each, to which the exercise of the warrants entitles,

     RESOLVED FURTHER, that the shareholders' preferential subscription rights pursuant to L.225-132 of the Commercial Code is hereby canceled and that the subscription of the 15,000 new shares to be issued is reserved to Mr. John Olsen,

     RESOLVED FURTHER, that the exercise price per share is equal to the closing price of one share of the Company as quoted on the Premier Marche of Euronext Paris S.A. on February 5, 2001,

     RESOLVED FURTHER, to approve the special advantages granted to the holder consisting of (i) the grant of such warrants without payment as consideration and (ii) the benefit from of a fixed exercise price per share,

     RESOLVED FURTHER, that one-third of the share warrants may be exercised on or after May 1, 2001, one-third of the share warrants may be exercised on or after May 1, 2002 and one-third of the share warrants may be exercised on or after May 1, 2003,

     RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants up to the number of vested shares as of the date of termination of office as Director, for a period of ninety (90) days as from such termination date,

     RESOLVED FURTHER, that the warrants may be exercised in one or several lots, on or prior to the earlier of the following dates: (i) February 6, 2006 or
(ii) in case of termination of the term of office as Director, within 90 days following such termination date,

     RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he so wishes, his subscription rights,

     RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to a spouse, a direct descendant or ascendant, or a sibling of the holder,

     RESOLVED FURTHER, that the new shares will be subject to all provisions of the Statuts, and will entitle the holder thereof to the rights attached to a share from the effective date of the issuance.

     RESOLVED FURTHER, that the Board of Directors is authorized, within the limits set above:

     -- to verify the number of shares issued following the exercise of the warrants, proceed with all formalities resulting from the relevant capital increases, and modify the Statuts accordingly,

     -- to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

     -- to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the Statuts accordingly, and in general, to take all necessary steps and carry out any formal procedure useful to these resolutions,

     RESOLVED FURTHER, in accordance with article 55 of the decree no. 67-236 of March 23, 1967 to insert in Article 6 of the Statuts the following, in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

          "Mr. John Olsen is a recipient of special advantages resulting from the grant of warrants giving the right to subscribe to 15,000 shares by the shareholders meeting held on February 6, 2001. The special advantages consist of (i) the grant of such warrants without payment as consideration and (ii) the benefit from a fixed exercise price per share corresponding to the estimated value of a share as of February 5, 2001."

FIFTH RESOLUTION

     THIS RESOLUTION IS TO AMEND THE AUTHORIZATION PREVIOUSLY GRANTED TO THE BOARD OF DIRECTORS BY THE THIRTEENTH RESOLUTION ADOPTED BY THE GENERAL SHAREHOLDERS' MEETING HELD ON JUNE 5, 2000, TO ISSUE SECURITIES THAT GIVE, IMMEDIATE OR DEFERRED ACCESS TO THE COMPANY'S SHARE CAPITAL WITH PREFERENTIAL SUBSCRIPTION RIGHTS:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     Pursuant to the provisions of Article L.225-129 III of the Commercial Code,

     RESOLVED, subject to the adoption of the Sixth Resolution below, to increase from E1,000,000 to E3,200,000 or its value in foreign currency, the global nominal amount of the increase in share capital to be achieved, immediately or in the future, according to the powers granted by the extraordinary general shareholders' meeting of June 5, 2000, in its Thirteenth Resolution, to the Board of Directors. This limit does not take into consideration any adjustments that may be made as provided by applicable law.

     RESOLVED FURTHER, that the remaining provisions of the Thirteenth Resolution adopted by the extraordinary shareholders' general meeting of June 5, 2000 remain unchanged.

     CONFIRMED, that the Fourteenth, Fifteenth and Sixteenth Resolutions adopted by the extraordinary general shareholders' meeting of June 5, 2000 also remain unchanged.

SIXTH RESOLUTION

     THIS RESOLUTION IS TO AUTHORIZE THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL OF THE COMPANY BY INCORPORATION OF PREMIUMS, RESERVES OR PROFITS:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and has further acknowledged that the share capital of the Company is fully paid-up,

     RESOLVED, that the Board of Directors is hereby granted all powers and may delegate such powers to the Chairman, to increase the share capital of the Company, once or more than once, upon its own deliberation, by way of incorporation of premiums, reserves or profits into the share capital, either by increase in the nominal value, or by the creation and free allocation of shares, or by the simultaneous execution of both procedures.

     RESOLVED FURTHER that rights corresponding to fractional shares shall not be negotiable and the corresponding shares shall be sold.

     RESOLVED FURTHER, that each holder of such fractional rights shall receive cash in lieu thereof no later than thirty (30) days after the whole number of new shares have been registered in the name of such holder.

     RESOLVED FURTHER, that the increase(s) in share capital which may be achieved pursuant to this authorization shall not exceed the limit of E3,200,000 set forth by the Fifth Resolution. The amount of any such increase(s) will be deducted from the maximum amount of any capital increases which may be realised pursuant to the delegations to increase capital, with preferential subscription rights as provided by the Thirteenth Resolution adopted by the extraordinary general shareholders' meeting of June 5, 2000 and amended by the Fifth Resolution above.

     RESOLVED FURTHER, that the Board of Directors is granted all powers to, and may delegate such powers to the Chairman, determine all dates, terms and conditions of the issuances, to fix their price and amount, and generally to take all measures to ensure its successful completion, to carry out all acts and formalities in order to finalize the increase(s) in the share capital and to amend the Statuts of the Company accordingly.

     This authorization voids and replaces all prior authorizations granted to the Board of Directors to increase the share capital of the Company by incorporation of premiums, reserves or profits.

     In accordance with article L.225-129 of the Commercial Code, this authorization is granted for a period expiring twenty six (26) months following June 5, 2000.

SEVENTH RESOLUTION

     THIS RESOLUTION IS TO AUTHORIZE THE BOARD OF DIRECTORS TO ADJUST THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1999 OPTION PLAN IN THE EVENT THE COMPANY EFFECTS CHANGES IN CAPITALIZATION:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     RESOLVED, that in the event the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting either in an increase of the nominal value of the shares or in a free allocation of shares, or effects a stock split or reverse stock split or a combination of shares, the Board of Directors is granted, to the extent necessary, full powers to adjust the number of options which may be granted under the 1999 Option Plan pursuant to the Eighth Resolution adopted at the mixed general shareholders meeting of May 4, 1999 and the Twelfth Resolution adopted at the mixed general shareholders' meeting of June 5, 2000, and/or to adjust the nominal value of the corresponding shares, in order to reflect the change in capitalization, within the limits set forth in article 174-17 of the decree n(LOGO)67-236 of March 23, 1967.

                                                                         ANNEX A

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate (or shall become financially literate within a reasonable period of time after appointment to the committee) and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The Committee shall discuss with the external auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The Committee shall review the Company's quarterly interim financial statements with management and the independent auditors prior to the filing of these statements to meet the reporting requirements of all government bodies (France and The United States) which regulate the securities markets where the Company's equities are publicly traded (including the Quarterly Report on Form 10-Q). Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report (for the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements required to be filed to meet the reporting requirements of all government bodies (France and The United States) which regulate the securities markets where the Company's equities are publicly traded. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     - The Chief Financial Officer is responsible for managing the audit committee meeting dates and arrangements. The audit committee shall meet with the Chief Executive Officer, Chief Financial Officer, other key management of the Company, the internal auditors and the independent auditors on a quarterly basis before each Board meeting and publication of the quarterly and annual results in order to:

        -- Review and assess the results of all completed audits

        -- Review all appropriate changes in SEC and GAAP policies and procedures

        -- Review and insure completion of all action items from the prior audit committee meeting

        -- Discuss and agree future audit strategy, plans and action items

        -- Review and agree meeting minutes for presentation to the board by the audit committee chairman

     The Chairman of the Audit Committee will be responsible for presenting to the Board of Directors a report on the results of the Audit Committee meeting.

                                                                         ANNEX B

                             BUSINESS OBJECTS S.A.
                                SOCIETE ANONYME
                     WITH A SHARE CAPITAL OF E 4,029,420.10
                 REGISTERED OFFICE: 157-159 RUE ANATOLE FRANCE
                             92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994
                            ------------------------

                           ORDINARY AND EXTRAORDINARY
              GENERAL MEETING OF SHAREHOLDERS ON FEBRUARY 6, 2001

                          REQUEST FOR INFORMATION FORM

I, the undersigned,

residing at               ,

holder of [                ] American Depositary Shares

[CUT HERE]

hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article 135 of the decree of March 23, 1967 on commercial companies.

Executed in               ,

On               .

REQUESTS OF INFORMATION ARE TO BE MAILED TO BNP PARIBAS DIVISION EMETTEURS ET TITRISATION, SERVICE DES ASSEMBLEES, LES COLLINES DE L'ARCHE -- 75450 PARIS CEDEX 09, FRANCE, LOCAL TELEPHONE NUMBER (331) 55 77 95 60, FAX NUMBER (331) 55 77 95 62

Documents to be returned to:

---------------------------------------------------------
---------------------------------------------------------
---------------------------------------------------------

Note: Pursuant to article 138 paragraph 3 of the decree of March 23, 1967, shareholders may, by single request, obtain from the Company the documents mentioned in article 135 of the said decree upon the occurrence of each subsequent general meeting of shareholders.

                                     ANNEX C

                              BUSINESS OBJECTS S.A.
                             2001 STOCK OPTION PLAN

        In conformity with the provisions of Articles L.225-177 et. seq. of the Law as defined herein, Business Objects S.A. adopted a plan for the grant to Beneficiaries (defined below) of options giving rights to subscribe or purchase shares of the Company. In furtherance of such decision the board of directors has adopted the Business Objects S.A. 2001 Stock Option Plan which was approved by the shareholders of the Company on February 6, 2001.

        The terms and conditions of the Business Objects S.A. 2001 Stock Option Plan are set out below.

1.      PURPOSES OF THE PLAN

        The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Beneficiaries and to promote the success of the Company's business.

        Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws in order that they may benefit from available fiscal advantages.

2.      DEFINITIONS

        As used herein, the following definitions shall apply:

        (a) "SHARE" means an ordinary share of the Company, as adjusted from time to time in accordance with Section 11 of the Plan.

        (b) "DIRECTOR" means a member of the Board.

        (c) "ADR" means an American Depositary Receipt evidencing an American Depositary Share corresponding to one Share.

        (d) "SHAREHOLDER AUTHORIZATION" means the authorization given by the shareholders of the Company in an extraordinary general meeting held on February 6, 2001 permitting the Board to grant Stock Options.

        (e) "OPTIONEE" means a Beneficiary who holds at least one outstanding Option.

        (f) "CHANGE IN CONTROL" shall mean, and shall be deemed to have occurred if:

            (i) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities, or

            (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

            (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets to an entity other than an Affiliated Company.

        (g) "CODE" means the United States Internal Revenue Code of 1986, as amended.

        (h) "BOARD" means the board of directors of the Company.

        (i) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (j) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

        (k) "BENEFICIARY" means the Chief Executive Officer (President-Directeur General) and Managing directors (Directeurs generaux) and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director's fee by the Company or an Affiliated Company shall be sufficient to constitute "employment" by the Company or an Affiliated Company.

        (l) "U.S. BENEFICIARY" means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States' laws and regulations.

        (m) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        (n) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        (o) "ADMINISTRATOR" means the Board, as shall administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;

        (p) "DISABILITY" means total and permanent disability.

        (q) "INCENTIVE STOCK OPTION" means an Option granted only to U.S. Beneficiaries and intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (r) "LAW" means the French Commercial Code as amended by the Ordonnance n degrees2000-912 dated September 18, 2000.

        (s) "APPLICABLE U.S. LAWS" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.

        (t) "NON-STATUTORY STOCK OPTION" means an Option which does not qualify as an Incentive Stock Option.

        (u) "OFFICER" means a Beneficiary who is an officer of the Company or an Affiliated Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (v) "OPTION" means a stock option granted pursuant to the Plan as adjusted from time to time in accordance with Section 11 of the Plan.

        (w) "PLAN" means this 2001 Stock Option Plan, as amended from time to time.

        (x) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for options with a lower exercise price.

        (y) "CONTINUOUS STATUS AS A BENEFICIARY" means that the employment relationship with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.

        (z) "COMPANY" means Business Objects S.A., a corporation organized under the laws of the Republic of France.

        (aa) "AFFILIATED COMPANY" means a company which conforms with the criteria set forth in L 225-180 of the Law as follows:

             - companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;

             - companies which own directly or indirectly at least one tenth
               (1/10) of the share capital or voting rights of the Company; and

             - companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

        (bb) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (cc) "FAIR MARKET VALUE" The Fair Market Value shall be the closing sale price in euros for such Share (or the closing bid, if no sales were reported) as quoted on the Premier Marche of Euronext Paris on or such other Regulated Market on which the Shares are traded, on the last market trading day prior to the day of grant, as reported in La Tribune, or such other source as the Administrator deems reliable;

        (dd) "REGULATED MARKET" shall mean, as of any date, a stock exchange or system on which the Shares are traded which is a regulated market ("marche reglemente") under the law n degrees98-546 of July 3, 1998, as amended.

3.      STOCK SUBJECT TO THE PLAN

        Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 2,300,000 Shares of E0.10 nominal value each, plus an annual increase to be added on June 30 of each year beginning in 2002 equal to the lesser of (i) 3,000,000 Shares of E0.10 nominal value each, (ii) 5% of the total Shares of the Company on such date, or (iii) a lesser amount determined by the Board.

        Notwithstanding the above, and pursuant to the Law, options issued and outstanding under all option plans of the Company may not exceed one-third of the Company's share capital.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unsubscribed or unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.      ADMINISTRATION OF THE PLAN

4.1     PROCEDURE. The Plan shall be administered by the Administrator.

4.2 POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Law, the Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:

        - to determine the Fair Market Value of the Shares, in accordance with
          Section 2(cc) of the Plan;

        - to select the Beneficiaries to whom Options may be granted hereunder;

        - to determine whether and to what extent Options are granted hereunder;

        - to determine the number of Shares to be covered by each Option granted hereunder;

        - to approve forms of agreement for use under the Plan;

        - to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        - to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

        - to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        - to modify or amend each Option (subject to Section 13.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        - to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

        - to decide and institute an Option Exchange Program;

        - to determine the terms and restrictions applicable to Options, including without limitation to limit or prohibit the exercise of an Option as well as the sale of Shares acquired pursuant to the exercise of an Option, during certain periods or upon certain events which the Adlministrator shall determine in its sole discretion; and

        - to make all other determinations deemed necessary or advisable for administering the Plan.

4.3 EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees, subject to the provisions of Article 13.3 of the Plan.

5.      LIMITATIONS

5.1 In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:

        (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Affiliated Company, which

        (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)

        exceeds $100,000, such excess Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of the grant.

5.2 Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee's right or the Company's or Affiliated Company's right, as the case may be, to terminate such employment at any time, with or without cause.

5.3     The following limitations shall apply to grants of Options to
        Beneficiaries:

        (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 150,000 Shares.

        (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 300,000 Shares to newly-hired Beneficiaries.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

        (iv) No Options may be granted to a shareholder who holds more than 10% of the Company's share capital at the time of grant.

5.4 Other than as expressly provided hereunder, including Section 2 (k) above, no member of the Board of Directors shall be eligible to receive an Option under the Plan.

6.      TERM OF PLAN

        The Plan is effective and Options may be granted as of February 6, 2001 the date of the Plan's adoption by the shareholders. It shall continue in effect for a term of five (5) years unless terminated earlier under
        Section 13 of the Plan, so that Options may be granted hereunder until February 6, 2006.

7.      TERM OF OPTION

        The term of each Option shall be stated in the Notice of Grant, and may be no less than ten (10) years from the date of grant in accordance with the Shareholder Authorization.

8.      OPTION EXERCISE PRICE AND CONSIDERATION

8.1     EXERCISE PRICE

8.1.1 In the case of an Option to subscribe to new shares, the per Share exercise price shall be determined in accordance with the following:

           (i) In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary, to the extent such U.S. Beneficiary is permitted by the Law to receive Incentive Stock Option grants, the per Share exercise price shall be no less than the higher of
                (a) 110% of the Fair Market Value per Share or (b) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

           (ii) In the case of an Option granted to any Beneficiary other than a U.S. Beneficiary described in paragraph (i) immediately above, the per Share exercise price shall be no less than the higher of
                (a) 100% of the Fair Market Value per Share, or (b) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

8.1.2 When an Option entitles the holder to purchase shares previously repurchased by the Company, the exercise price may not be less than eighty (80%) of the average purchase price paid for all Shares or ADRs previously repurchased by the Company.

8.2 WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

8.3 FORM OF CONSIDERATION. The consideration to be paid for the Shares upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and shall consist entirely of an amount in French francs corresponding to the exercise price which may be paid either by:

        -   wire transfer;

        -   check;

        - delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

        -   any combination of the foregoing methods of payment.

9.      EXERCISE OF OPTION

9.1     PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER

        Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) together with a share subscription or purchase form (bulletin d'achat ou de souscription) from the person entitled to exercise the Option, and
        (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

        Upon exercise of any Option in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in course during which the Option is exercised.

        Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option is outstanding.

9.2 TERMINATION OF EMPLOYMENT. Upon termination of an Optionee's Continuous Status as a Beneficiary during the term of the Option, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for ninety (90) days following the Optionee's termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.3 DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as a Beneficiary terminates, during the term of the Option, as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.4 DEATH OF OPTIONEE. In the event of the death of an Optionee during the term of the Option, the Option may be exercised at any time within six
        (6)months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death (and in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall immediately revert to the Plan.

        If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.



10.     NON-TRANSFERABILITY OF OPTIONS AND SHARES

        An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        The Administrator may restrict the right of an Optionee to sell or otherwise dispose of the Shares acquired upon exercise of the Option. In accordance with the Law, such restriction may not exceed three (3) years from the exercise date.

11.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
        SALE

11.1 CHANGES IN CAPITALIZATION. In the event of the carrying out by the Company of any of the financial operations pursuant to Article L 225-181 of the Law as follows:

        - issuance of shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders,

        - capitalization of reserves, profits, issuance premiums or the distribution of free shares,

        - issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders,

        -   distribution of reserves in cash or portfolio securities,

        -   capital reduction motivated by losses, and

        - repurchase of its own Shares at a price higher than market value, pursuant to Article 174-9A of the decree no. 67-236 of March 23, 1967,

        the Administrator shall, in accordance with the conditions provided for in Articles 174-8 et seq. of the decree no. 67-236 of March 23, 1967 concerning commercial companies, effect an adjustment of the number and the price of the Shares subject to Option grants.

        The number of Shares which have been authorized for issuance under the Plan as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option shall be proportionately adjusted in the event the Company effects a share capital increase by way of incorporation of reserves, premiums or profits, resulting either in an increase of the nominal value of the shares or in a free allocation of shares, or effects a reverse or forward stock split or a combination of shares.

11.2 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which the Option would not otherwise be exercisable.

11.3 CHANGE IN CONTROL. In the event of a Change in Control of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee the right to exercise the Option as to the corresponding Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the Option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares or ADRs for each Share or ADR held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Option Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares or ADRs in the merger or sale of assets.

12.     DATE OF GRANT

        The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13.     AMENDMENT AND TERMINATION OF THE PLAN

13.1 AMENDMENT AND TERMINATION. The Administrator may at any time amend, alter, suspend or terminate the Plan.

13.2 SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with
        Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Shares or ADRs is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

13.3 EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14.     CONDITIONS UPON ISSUANCE OF SHARES

14.1 LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

14.2 INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.     LIABILITY OF COMPANY

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

16.     LAW AND JURISDICTION AND LANGUAGE

        This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre shall be exclusively competent to determine any claim or dispute arising in connection herewith.

        The Company, the Board and the Optionees recognize that the Plan has been prepared both in the French and the English language. The French version is the version that binds the parties; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of the Plan.

                              BUSINESS OBJECTS S.A.
                        2001 STOCK OPTION GRANT AGREEMENT
                                     PART I
                          NOTICE OF STOCK OPTION GRANT

  Name:
  Address:


You have been granted an option to subscribe Shares of the Company, subject to the terms and conditions of the 2001 Stock Option Plan (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

Grant Number:
Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Term/Expiration Date:

TYPE OF OPTION (for US Beneficiaries only): This Option is intended to be an Incentive Stock Option ("ISO"). However, in accordance with Section 422(d) of the Internal Revenue Code of 1986 as amended, to the extent that the aggregate fair market value of Shares subject to Incentive Stock Options which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company) exceeds $100,000, such excess Options is treated as Non-statutory Stock Options ("NSO").

VESTING SCHEDULE: This Option may be exercised, in whole or in part, in accordance with the following schedule:
__________________________________________________ provided that the Beneficiary remains in Continuous Status as a Beneficiary, as defined in section 2 (y) of the Plan, on such dates.

TERMINATION PERIOD: This Option may be exercised for ninety (90) days after termination of the Optionee's employment with the Company or the Affiliated Company as the case may be. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. You have reviewed the Plan and this Option Agreement in their entirety, had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. You further agree to notify the Company upon any change in the residence address indicated above. You acknowledge and agree that this Option and its vesting schedule does not constitute an express or implied promise of continued employment and shall not interfere in any way with your right or the Company's right to terminate your employment at any time. Further, the benefits, if any, arising from your Option, shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes. In no circumstances shall you on ceasing to hold your office or employment be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

    The Company and the Optionee recognize that the Plan and this Agreement have been prepared both in the French and the English language. The French version is the version that binds the parties, which is to be signed by the Optionee and returned to the Company; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of this agreement.

OPTIONEE:                                           FOR BUSINESS OBJECTS S.A.


         -----------------------                    ---------------------------

                              BUSINESS OBJECTS S.A.
                        2001 STOCK OPTION GRANT AGREEMENT
                                     PART II
                               TERMS AND CONDITION


1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to subscribe the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the 2001 Stock Option Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-statutory Stock Option.

2. EXERCISE OF OPTION

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached hereto (the "Exercise Notice"), comprising a share subscription form (bulletin de souscription) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee : (i) wire transfer; (ii) check; (iii) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (iv) any combination of the foregoing methods of payment.

4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. TERMS OF OPTION. Subject as provided in the Plan, this Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.

   Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the Tribunal de Grande Instance of Nanterre.

                                CONSENT OF SPOUSE

                          (TO BE SIGNED BY RESIDENTS OF
                 CALIFORNIA AND OTHER COMMUNITY PROPERTY STATES)

               The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to subscribe Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                     -----------------------------------
                                     Consent of spouse

                                     ANNEX D

                              BUSINESS OBJECTS S.A.

 INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY (MUST BE RECEIVED PRIOR TO
                   THE CLOSE OF BUSINESS ON JANUARY 30, 2001)

     The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on December 11, 2000 at the Ordinary and Extraordinary General Meeting of Shareholders of Business Objects S.A. to be held in France, on February 6, 2001 (First Call) and if needed on February 14, 2001 (Second Call), and any adjournments thereafter, in respect of the Resolutions specified in the Notice of Meeting.

NOTES:

Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.

1. It is understood that if (i) a Voting Instruction Card which is signed but on which no voting instructions are indicated, (ii) a Voting Instruction Card is improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a Holder of American Depositary Receipts on or before January 30, 2001, the Depositary will deem such Holder to have instructed the Depositary to give a proxy to the President of the Special Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.

     Business Objects S.A.
                                                       P.O. Box 11230
                                                       New York, NY 10203-0230

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

PROXY CARD GOES HERE.


Within the authority of the Ordinary General Meeting, the following items will be voted on:

                                                                                FOR     AGAINST

1     To ratify  the  nomination  of Mr.  John  Olsen as  Director  of the      [ ]       [ ]
      Company

2     To ratify the transfer of the registered office of the Company            [ ]       [ ]

Within the authority of the Extraordinary General Meeting, the following items will be voted on:


3     To approve the 2001 Option Plan and authorize shares reserved for         [ ]       [ ]
      issuance thereunder

4     To issue 15,000 share warrants to Mr. John Olsen                          [ ]       [ ]

5     To increase the  authorization to issue securities with preferential      [ ]       [ ]
      subscription right
6                                                                               [ ]       [ ]
      To  authorize  your Board of  Directors  to increase  the  Company's share capital through capitalization of reserves and premiums

7.    To  authorize  your  Board to adjust  proportionately  the number of      [ ]       [ ]
      shares  reserved  for  issuance  under the 1999 Stock Option Plan in the event of changes in capitalization




The Voting Instructions must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instructions must be executed by a duly authorized Officer or Attorney. In the case of joint holders, the signature of any one will suffice.

                                       Dated:              , 20___

                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Signature, if held jointly